                                                                      EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on July 15, 2003 and covers activity from May 26, 2003 through June 25, 2003.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of July, 2003.


                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 Global External Reporting

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                          Trust Totals
-----------------                                          ------------

Number of days in period                                             31
Beginning Principal Receivable Balance                22,327,712,676.42
Special Funding Account Balance                                    0.00
Beginning Total Principal Balance                     22,327,712,676.42

Finance Charge Collections (excluding                    245,475,220.91
  Discount Option & Recoveries)
Discount Percentage                                               2.00%
Discount Option Receivables Collections                   89,815,731.17
Premium Option Receivables Collections                             0.00
Recoveries                                                17,588,903.13
Total Collections of Finance Charge Receivables          352,879,855.21
Total Collections of Principal Receivables             4,400,970,827.23
Monthly Payment Rate                                           19.0750%
Defaulted amount                                         113,956,924.87
Annualized Default Rate                                         5.9675%
Trust Portfolio Yield                                          12.5993%
New Principal Receivables                              4,671,354,739.85
Ending Principal Receivables Balance                  22,484,139,664.17
Ending Required Minimum Principal Balance             20,731,250,000.00
Ending Transferor Amount                               3,109,139,664.17
Ending Special Funding Account Balance                             0.00
Ending Total Principal Balance                        22,484,139,664.17



B. Series Allocations                      Series 1998-1      Series 1999-1      Series 1999-2     Series 1999-3      Series 1999-5
---------------------                      -------------      -------------      -------------     -------------      -------------
Group Number                                           2                  1                  1                 2                  2
Invested Amount                                        0   1,000,000,000.00     500,000,000.00  1,000,000,000.00     500,000,000.00
Adjusted Invested Amount                               0   1,000,000,000.00     500,000,000.00  1,000,000,000.00     500,000,000.00
Principal Funding Account Balance                      0               0.00               0.00              0.00               0.00
Series Required Transferor Amount                      0      70,000,000.00      35,000,000.00     70,000,000.00      35,000,000.00
Series Allocation Percentage                          0%              5.16%              2.58%             5.16%              2.58%
Series Alloc. Finance Charge Collections               0      18,213,153.82       9,106,576.91     18,213,153.82       9,106,576.91
Series Allocable Recoveries                            0         907,814.36         453,907.18        907,814.36         453,907.18
Series Alloc. Principal Collections                    0     227,146,881.41     113,573,440.70    227,146,881.41     113,573,440.70
Series Allocable Defaulted Amount                      0       5,881,647.74       2,940,823.87      5,881,647.74       2,940,823.87

B. Series Allocations                      Series 2000-1      Series 2000-2      Series 2000-3     Series 2000-4      Series 2000-5
---------------------                      -------------      -------------      -------------     -------------      -------------

Group Number                                           1                  2                  2                 2                  2
Invested Amount                           500,000,000.00     500,000,000.00   1,000,000,000.00  1,212,122,000.00     787,878,000.00
Adjusted Invested Amount                  500,000,000.00     500,000,000.00   1,000,000,000.00  1,212,122,000.00     787,878,000.00
Principal Funding Account Balance                   0.00               0.00               0.00              0.00               0.00
Series Required Transferor Amount          35,000,000.00      35,000,000.00      70,000,000.00     84,848,540.00      55,151,460.00
Series Allocation Percentage                       2.58%              2.58%              5.16%             6.26%              4.07%
Series Alloc. Finance Charge Collections    9,106,576.91       9,106,576.91      18,213,153.82     22,076,564.43      14,349,743.20
Series Allocable Recoveries                   453,907.18         453,907.18         907,814.36      1,100,381.75         715,246.96
Series Alloc. Principal Collections       113,573,440.70     113,573,440.70     227,146,881.41    275,329,732.18     178,964,030.63
Series Allocable Defaulted Amount           2,940,823.87       2,940,823.87       5,881,647.74      7,129,274.62       4,634,020.85

B. Series Allocations                      Series 2001-1      Series 2001-2      Series 2001-3     Series 2001-4      Series 2001-5
---------------------                      -------------      -------------      -------------     -------------      -------------

Group Number                                           2                  1                  2                 2                  2
Invested Amount                           750,000,000.00     250,000,000.00     750,000,000.00    725,000,000.00     500,000,000.00
Adjusted Invested Amount                  750,000,000.00     250,000,000.00     750,000,000.00    725,000,000.00     500,000,000.00
Principal Funding Account Balance                   0.00               0.00               0.00              0.00               0.00
Series Required Transferor Amount          52,500,000.00      17,500,000.00      52,500,000.00     50,750,000.00      35,000,000.00
Series Allocation Percentage                       3.87%              1.29%              3.87%             3.74%              2.58%
Series Alloc. Finance Charge Collections   13,659,865.36       4,553,288.45      13,659,865.36     13,204,536.52       9,106,576.91
Series Allocable Recoveries                   680,860.77         226,953.59         680,860.77        658,165.41         453,907.18
Series Alloc. Principal Collections       170,360,161.05      56,786,720.35     170,360,161.05    164,681,489.02     113,573,440.70
Series Allocable Defaulted Amount           4,411,235.80       1,470,411.93       4,411,235.80      4,264,194.61       2,940,823.87

B. Series Allocations                      Series 2001-6      Series 2001-7      Series 2002-1     Series 2002-2      Series 2002-3
---------------------                      -------------      -------------      -------------     -------------      -------------

Group Number                                           2                  2                  2                 2                  2
Invested Amount                           700,000,000.00     650,000,000.00     920,000,000.00    940,000,000.00     920,000,000.00
Adjusted Invested Amount                  700,000,000.00     650,000,000.00     920,000,000.00    940,000,000.00     920,000,000.00
Principal Funding Account Balance                   0.00               0.00               0.00              0.00               0.00
Series Required Transferor Amount          49,000,000.00      45,500,000.00      64,400,000.00     65,800,000.00      64,400,000.00
Series Allocation Percentage                       3.61%              3.35%              4.75%             4.85%              4.75%
Series Alloc. Finance Charge Collections   12,749,207.67      11,838,549.98      16,756,101.51     17,120,364.59      16,756,101.51
Series Allocable Recoveries                   635,470.05         590,079.33         835,189.21        853,345.49         835,189.21
Series Alloc. Principal Collections       159,002,816.98     147,645,472.91     208,975,130.89    213,518,068.52     208,975,130.89
Series Allocable Defaulted Amount           4,117,153.41       3,823,071.03       5,411,115.92      5,528,748.87       5,411,115.92

B. Series Allocations                      Series 2002-4      Series 2002-5      Series 2002-6     Series 2003-1      Series 2003-2
---------------------                      -------------      -------------      -------------     -------------       ------------

Group Number                                           2                  2                  2                 2                  2
Invested Amount                           500,000,000.00     600,000,000.00     720,000,000.00    920,000,000.00   1,100,000,000.00
Adjusted Invested Amount                  500,000,000.00     600,000,000.00     720,000,000.00    920,000,000.00   1,100,000,000.00
Principal Funding Account Balance                   0.00               0.00               0.00              0.00               0.00
Series Required Transferor Amount          35,000,000.00      42,000,000.00      50,400,000.00     64,400,000.00      77,000,000.00
Series Allocation Percentage                       2.58%              3.10%              3.72%             4.75%              5.68%
Series Alloc. Finance Charge Collections    9,106,576.91      10,927,892.29      13,113,470.75     16,756,101.51      20,034,469.20
Series Allocable Recoveries                   453,907.18         544,688.61         653,626.34        835,189.21         998,595.79
Series Alloc. Principal Collections       113,573,440.70     136,288,128.84     163,545,754.61    208,975,130.89     249,861,569.55
Series Allocable Defaulted Amount           2,940,823.87       3,528,988.64       4,234,786.37      5,411,115.92       6,469,812.51




B. Series Allocations                             Series 2003-3    Series 2003-4                                        Trust Total
---------------------                             -------------    -------------                                        -----------
Group Number                                                  2                1
Invested Amount                                  750,000,000.00   680,000,000.00                                  19,375,000,000.00
Adjusted Invested Amount                         750,000,000.00   680,000,000.00                                  19,375,000,000.00
Principal Funding Account Balance                          0.00             0.00                                               0.00
Series Required Transferor Amount                 52,500,000.00    47,600,000.00                                   1,356,250,000.00
Series Allocation Percentage                              3.87%            3.51%                                               100%
Series Alloc. Finance Charge Collections          13,659,865.36    12,384,944.60                                     352,879,855.21
Series Allocable Recoveries                          680,860.77       617,313.76                                      17,588,903.13
Series Alloc. Principal Collections              170,360,161.05   154,459,879.36                                   4,400,970,827.23
Series Allocable Defaulted Amount                  4,411,235.80     3,999,520.46                                     113,956,924.87

C. Group Allocations
--------------------

1. Group 1 Allocations                            Series 1999-1    Series 1999-2   Series 2000-1    Series 2001-2     Series 2003-4
----------------------                            -------------    -------------   -------------    -------------      -------------

Investor Finance Charge Collections               15,804,568.09     7,902,284.04    7,902,284.04    3,951,142.02      10,747,106.30

Investor Monthly Interest                          4,451,812.50     2,358,302.08    2,842,833.33    1,100,088.54         880,470.38
Investor Default Amount                            5,103,833.36     2,551,916.68    2,551,916.68    1,275,958.34       3,470,606.69
Investor Monthly Fees                              1,666,666.67       833,333.33      833,333.33      416,666.67       1,133,333.33
Investor Additional Amounts                                0.00             0.00            0.00            0.00               0.00
Total                                             11,222,312.53     5,743,552.10    6,228,083.35    2,792,713.55       5,484,410.39

Reallocated Investor Finance Charge Collections   15,804,568.09     7,902,284.04    7,902,284.04    3,951,142.02      10,747,106.30
Available Excess                                   4,582,255.56     2,158,731.95    1,674,200.70    1,158,428.47       5,262,695.90

1. Group 1 Allocations                                                                                                Group 1 Total
----------------------                                                                                                -------------

Investor Finance Charge Collections                                                                                   46,307,384.49

Investor Monthly Interest                                                                                             11,633,506.83
Investor Default Amount                                                                                               14,954,231.75
Investor Monthly Fees                                                                                                  4,883,333.33
Investor Additional Amounts                                                                                                    0.00
Total                                                                                                                 31,471,071.92

Reallocated Investor Finance Charge Collections                                                                       46,307,384.49
Available Excess                                                                                                      14,836,312.57

2. Group 2 Allocations                            Series 1998-1    Series 1999-3   Series 1999-5   Series 2000-2      Series 2000-3
----------------------                            -------------    -------------   -------------   -------------      -------------

Investor Finance Charge Collections                           0    15,804,568.09    7,902,284.04    7,902,284.04      15,804,568.09

Investor Monthly Interest                                     0     1,130,556.94      604,931.94      575,821.18       1,140,666.67
Investor Default Amount                                       0     5,103,833.36    2,551,916.68    2,551,916.68       5,103,833.36
Investor Monthly Fees                                         0     1,666,666.67      833,333.33      833,333.33       1,666,666.67
Investor Additional Amounts                                   0             0.00            0.00            0.00               0.00
Total                                                         0     7,901,056.97    3,990,181.96    3,961,071.20       7,911,166.70

Reallocated Investor Finance Charge Collections               0    15,804,568.09    7,902,284.04    7,902,284.04      15,804,568.09
Available Excess                                              0     7,903,511.11    3,912,102.08    3,941,212.85       7,893,401.39

2. Group 2 Allocations                            Series 2000-4    Series 2000-5   Series 2001-1   Series 2001-3      Series 2001-4
----------------------                            -------------    -------------   -------------   -------------      -------------

Investor Finance Charge Collections               19,157,064.68    12,452,071.49   11,853,426.06   11,853,426.06      11,458,311.86

Investor Monthly Interest                          1,304,946.23       892,771.64      857,523.96      844,866.67         822,252.71
Investor Default Amount                            6,186,468.70     4,021,198.02    3,827,875.02    3,827,875.02       3,700,279.19
Investor Monthly Fees                              2,020,203.33     1,313,130.00    1,250,000.00    1,250,000.00       1,208,333.33
Investor Additional Amounts                                0.00             0.00            0.00            0.00               0.00
Total                                              9,511,618.26     6,227,099.66    5,935,398.98    5,922,741.69       5,730,865.23

Reallocated Investor Finance Charge Collections   19,157,064.68    12,452,071.49   11,853,426.06   11,853,426.06      11,458,311.86
Investment Funding Account Proceeds                        0.00
Available Excess                                   9,645,446.41     6,224,971.83    5,918,027.08    5,930,684.38       5,727,446.63



2. Group 2 Allocations                            Series 2001-5    Series 2001-6   Series 2001-7   Series 2002-1      Series 2002-2
----------------------                            -------------    -------------   -------------   -------------      -------------
Investor Finance Charge Collections                7,902,284.04    11,063,197.66   10,272,969.26   14,540,202.64      14,856,294.00

Investor Monthly Interest                            589,767.36       787,893.75      732,034.51    1,039,408.33       1,057,801.58
Investor Default Amount                            2,551,916.68     3,572,683.35    3,317,491.69    4,695,526.69       4,797,603.36
Investor Monthly Fees                                833,333.33     1,166,666.67    1,083,333.33    1,533,333.33       1,566,666.67
Investor Additional Amounts                                0.00             0.00            0.00            0.00               0.00
Total                                              3,975,017.38     5,527,243.77    5,132,859.53    7,268,268.36       7,422,071.61

Reallocated Investor Finance Charge Collections    7,902,284.04    11,063,197.66   10,272,969.26   14,540,202.64      14,856,294.00
Investment Funding Account Proceeds
Available Excess                                   3,927,266.67     5,535,953.89    5,140,109.72    7,271,934.28       7,434,222.39

2. Group 2 Allocations                            Series 2002-3    Series 2002-4   Series 2002-5   Series 2002-6      Series 2003-1
----------------------                            -------------    -------------   -------------   -------------      -------------

Investor Finance Charge Collections               14,540,202.64     7,902,284.04    9,482,740.85   11,379,289.02      14,540,202.64

Investor Monthly Interest                          1,034,702.28       531,082.64      703,733.33      830,125.00       1,042,928.61
Investor Default Amount                            4,695,526.69     2,551,916.68    3,062,300.02    3,674,760.02       4,695,526.69
Investor Monthly Fees                              1,533,333.33       833,333.33    1,000,000.00    1,200,000.00       1,533,333.33
Investor Additional Amounts                                0.00             0.00            0.00            0.00               0.00
Total                                              7,263,562.30     3,916,332.65    4,766,033.35    5,704,885.02       7,271,788.64

Reallocated Investor Finance Charge Collections   14,540,202.64     7,902,284.04    9,482,740.85   11,379,289.02      14,540,202.64
Investment Funding Account Proceeds
Available Excess                                   7,276,640.33     3,985,951.39    4,716,707.50    5,674,404.00       7,268,414.00

2. Group 2 Allocations                            Series 2003-2    Series 2003-3                                      Group 2 Total
----------------------                            -------------    -------------                                      -------------

Investor Finance Charge Collections               17,385,024.90    11,853,426.06                                     259,906,122.18

Investor Monthly Interest                          1,249,062.22       848,944.79                                      18,621,822.35
Investor Default Amount                            5,614,216.70     3,827,875.02                                      83,932,539.65
Investor Monthly Fees                              1,833,333.33     1,250,000.00                                      27,408,333.33
Investor Additional Amounts                                0.00             0.00                                               0.00
Total                                              8,696,612.25     5,926,819.81                                     129,962,695.33

Reallocated Investor Finance Charge Collections   17,385,024.90    11,853,426.06                                     259,906,122.18
Investment Funding Account Proceeds                                                                                            0.00
Available Excess                                   8,688,412.64     5,926,606.25                                     129,943,426.85




D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                              242,263,182
61-90 Days Delinquent:                              148,164,596
90+ Days Delinquent:                                238,798,395
Total 30+ Days Delinquent:                          629,226,173



II. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series       Total Investor      Transferors
A. Investor/Transferor Allocations                    Allocations        Interest         Interest
----------------------------------                    -----------    --------------      -----------
Beginning Invested /Transferor Amount                           0                 0                0
Beginning Adjusted Invested Amount                            N/A                 0              N/A
Floating Allocation Percentage                                N/A                 0                0
Principal Allocation Percentage                               N/A                 0                0
Collections of Finance Chg. Receivables                         0                 0                0
Collections of Principal Receivables                            0                 0                0
Defaulted Amount                                                0                 0                0

Ending Invested / Transferor Amounts                            0                 0                0


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements                    Class A           Class B        Interest             Total
--------------------------------------                    -------           -------       ----------            -----

Principal Funding Account                                       0                 0                0                0
Investment Proceeds for Monthly Period                          0                 0                0                0
Reserve Draw Amount                                             0                 0                0                0
Available Reserve Account Amount                                0                 0                0                0
Reserve Account Surplus                                         0                 0                0                0

Coupon  June 16, 2003 to July 14, 2003                          0                 0                0
Monthly Interest Due                                            0                 0                0                0
Outstanding Monthly Interest Due                                0                 0                0                0
Additional Interest Due                                         0                 0                0                0
Total Interest Due                                              0                 0                0                0
Investor Default Amount                                         0                 0                0                0
Investor Monthly Fees Due                                       0                 0                0                0
Investor Additional Amounts Due
Total Due                                                       0                 0                0                0
                                                                                                                    0
Reallocated Investor Finance Charge Collections                                                                     0
Interest and Principal Funding Investment Proceeds                                                                  0
Interest on Reserve Account                                                                                         0
Series Adjusted Portfolio Yield                                                                                     0
Base Rate                                                                                                           0

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions              Class A           Class B        Interest             Total
--------------------------------------------              -------           -------       ----------            -----

Beginning Certificates Balance                                  0                 0                0                0
Interest Distributions                                          0                 0                0                0
Principal Deposits - Prin. Funding Account                      0                 0                0                0
Principal Distributions                                         0                 0                0                0
Total Distributions                                             0                 0                0                0
Ending Certificates Balance                                     0                 0                0                0



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $0.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $0.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $0.00

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $0.00

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                                 $0.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                                $0.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                         $0.00

       a. Class A Monthly Interest:                                     $0.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):                 $0.00
       e. Excess Spread:                                                $0.00

   2.  Class B Available Funds:                                         $0.00

       a. Class B Monthly Interest:                                     $0.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                                $0.00

   3.  Collateral Available Funds:                                      $0.00

       a. Excess Spread:                                                $0.00

   4.  Total Excess Spread:                                             $0.00

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 $0.00

   2.  Series 1998-1 Allocable Principal
       Collections:                                                     $0.00

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:                   $0.00

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                             $0.00

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                     $0.00

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                          $0.00

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                       $0.00

   2.  Required Collateral Invested Amount                              $0.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                         $0.00

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                                   $0.00
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                         $0.00
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                          $0.00
   9.  Applied to unpaid Monthly Servicing Fee:                         $0.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                                 $0.00
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                         $0.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                          N/A
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                          N/A
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A



III. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------      --------------        -----------
Beginning Invested /Transferor Amount             1,152,398,073.62    1,000,000,000.00     152,398,073.62
Beginning Adjusted Invested Amount                             N/A    1,000,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              18,213,153.82       15,804,568.09       2,408,585.73
Collections of Principal Receivables                227,146,881.41      197,108,001.66      30,038,879.75
Defaulted Amount                                      5,881,647.74        5,103,833.36         777,814.37

Ending Invested / Transferor Amounts              1,160,471,724.60    1,000,000,000.00     160,471,724.60


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     5.6000%             5.8500%            2.0300%
Monthly Interest Due                                  4,036,666.67          292,500.00         122,645.83          4,451,812.50
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                    4,036,666.67          292,500.00         122,645.83          4,451,812.50
Investor Default Amount                               4,414,815.86          306,230.00         382,787.50          5,103,833.36
Investor Monthly Fees Due                             1,441,666.67          100,000.00         125,000.00          1,666,666.67
Investor Additional Amounts Due
Total Due                                             9,893,149.19          698,730.00         630,433.34         11,222,312.53

Reallocated Investor Finance Charge Collections                                                                   15,804,568.09
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               7.7008%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      865,000,000.00       60,000,000.00      75,000,000.00      1,000,000,000.00
Interest Distributions                                4,036,666.67          292,500.00         122,645.83          4,451,812.50
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                   4,036,666.67          292,500.00         122,645.83          4,451,812.50
Ending Certificates Balance                         865,000,000.00       60,000,000.00      75,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $122,645.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $122,645.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,670,951.39

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,414,815.86
       e. Excess Spread:                                        $5,219,468.87

   2.  Class B Available Funds:                                   $948,274.09

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $655,774.09

   3.  Collateral Available Funds:                              $1,185,342.61

       a. Excess Spread:                                        $1,185,342.61

   4.  Total Excess Spread:                                     $7,060,585.56

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $227,146,881.41

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $197,108,001.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $197,108,001.66

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,103,833.36

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $202,211,835.02

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $202,211,835.02

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $7,060,585.56
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $306,230.00
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $122,645.83
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $382,787.50
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,582,255.56

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.7008%
       b. Prior Monthly Period                                        7.0032%
       c. Second Prior Monthly Period                                 7.4592%

   2.  Three Month Average Base Rate                                  7.3878%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



IV. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------      --------------        -----------
Beginning Invested /Transferor Amount               576,199,036.81      500,000,000.00      76,199,036.81
Beginning Adjusted Invested Amount                             N/A      500,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables               9,106,576.91        7,902,284.04       1,204,292.87
Collections of Principal Receivables                113,573,440.70       98,554,000.83      15,019,439.87
Defaulted Amount                                      2,940,823.87        2,551,916.68         388,907.19

Ending Invested / Transferor Amounts                580,235,862.30      500,000,000.00      80,235,862.30


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     5.9500%             6.1000%            2.0300%
Monthly Interest Due                                  2,144,479.17          152,500.00          61,322.92          2,358,302.08
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                    2,144,479.17          152,500.00          61,322.92          2,358,302.08
Investor Default Amount                               2,207,407.93          153,115.00         191,393.75          2,551,916.68
Investor Monthly Fees Due                               720,833.33           50,000.00          62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                             5,072,720.43          355,615.00         315,216.67          5,743,552.10

Reallocated Investor Finance Charge Collections                                                                    7,902,284.04
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               8.0341%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total

Beginning Certificates Balance                      432,500,000.00       30,000,000.00      37,500,000.00        500,000,000.00
Interest Distributions                                2,144,479.17          152,500.00          61,322.92          2,358,302.08
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                   2,144,479.17          152,500.00          61,322.92          2,358,302.08
Ending Certificates Balance                         432,500,000.00       30,000,000.00      37,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $61,322.92

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $61,322.92

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,835,475.70

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,207,407.93
       e. Excess Spread:                                        $2,483,588.60

   2.  Class B Available Funds:                                   $474,137.04

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $321,637.04

   3.  Collateral Available Funds:                                $592,671.30

       a. Excess Spread:                                          $592,671.30

   4.  Total Excess Spread:                                     $3,397,896.95

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 1999-2 Allocable Principal
       Collections:                                           $113,573,440.70

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $98,554,000.83

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $98,554,000.83

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,551,916.68

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $101,105,917.51

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $101,105,917.51

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $3,397,896.95
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $153,115.00
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $61,322.92
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $191,393.75
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,158,731.95

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.0341%
       b. Prior Monthly Period                                        7.3053%
       c. Second Prior Monthly Period                                 7.7813%

   2.  Three Month Average Base Rate                                  7.7069%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



V. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations         Interest            Interest
----------------------------------                     -----------      --------------         ----------
Beginning Invested /Transferor Amount             1,152,398,073.62    1,000,000,000.00     152,398,073.62
Beginning Adjusted Invested Amount                             N/A    1,000,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              18,213,153.82       15,804,568.09       2,408,585.73
Collections of Principal Receivables                227,146,881.41      197,108,001.66      30,038,879.75
Defaulted Amount                                      5,881,647.74        5,103,833.36         777,814.37

Ending Invested / Transferor Amounts              1,160,471,724.60    1,000,000,000.00     160,471,724.60


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.3200%             1.5200%            2.0300%
Monthly Interest Due                                    877,250.00           97,955.56         155,351.39          1,130,556.94
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      877,250.00           97,955.56         155,351.39          1,130,556.94
Investor Default Amount                               4,210,662.52          408,306.67         484,864.17          5,103,833.36
Investor Monthly Fees Due                             1,375,000.00          133,333.33         158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,462,912.52          639,595.56         798,548.89          7,901,056.97

Reallocated Investor Finance Charge Collections                                                                   15,804,568.09
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5206%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      825,000,000.00       80,000,000.00      95,000,000.00      1,000,000,000.00
Interest Distributions                                  877,250.00           97,955.56         155,351.39          1,130,556.94
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     877,250.00           97,955.56         155,351.39          1,130,556.94
Ending Certificates Balance                         825,000,000.00       80,000,000.00      95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.06

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.22

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.22

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $155,351.39

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $155,351.39

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,038,768.67

       a. Class A Monthly Interest:                               $877,250.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,210,662.52
       e. Excess Spread:                                        $7,950,856.15

   2.  Class B Available Funds:                                 $1,264,365.45

       a. Class B Monthly Interest:                                $97,955.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,166,409.89

   3.  Collateral Available Funds:                              $1,501,433.97

       a. Excess Spread:                                        $1,501,433.97

   4.  Total Excess Spread:                                    $10,618,700.01

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $227,146,881.41

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $197,108,001.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $197,108,001.66

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,103,833.36

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $202,211,835.02

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $202,211,835.02

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $10,618,700.01
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $408,306.67
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $155,351.39
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $484,864.17
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,903,511.11

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5206%
       b. Prior Monthly Period                                        3.4558%
       c. Second Prior Monthly Period                                 3.5825%

   2.  Three Month Average Base Rate                                  3.5197%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



VI. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest            Interest
----------------------------------                     -----------      --------------        -----------
Beginning Invested /Transferor Amount               576,199,036.81      500,000,000.00      76,199,036.81
Beginning Adjusted Invested Amount                             N/A      500,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables               9,106,576.91        7,902,284.04       1,204,292.87
Collections of Principal Receivables                113,573,440.70       98,554,000.83      15,019,439.87
Defaulted Amount                                      2,940,823.87        2,551,916.68         388,907.19

Ending Invested / Transferor Amounts                580,235,862.30      500,000,000.00      80,235,862.30


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.4200%             1.6600%            2.0800%
Monthly Interest Due                                    471,854.17           53,488.89          79,588.89            604,931.94
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      471,854.17           53,488.89          79,588.89            604,931.94
Investor Default Amount                               2,105,331.26          204,153.33         242,432.08          2,551,916.68
Investor Monthly Fees Due                               687,500.00           66,666.67          79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                             3,264,685.43          324,308.89         401,187.64          3,990,181.96

Reallocated Investor Finance Charge Collections                                                                    7,902,284.04
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.6205%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      412,500,000.00       40,000,000.00      47,500,000.00        500,000,000.00
Interest Distributions                                  471,854.17           53,488.89          79,588.89            604,931.94
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     471,854.17           53,488.89          79,588.89            604,931.94
Ending Certificates Balance                         412,500,000.00       40,000,000.00      47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.14

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.34

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $79,588.89

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $79,588.89

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,519,384.34

       a. Class A Monthly Interest:                               $471,854.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,105,331.26
       e. Excess Spread:                                        $3,942,198.91

   2.  Class B Available Funds:                                   $632,182.72

       a. Class B Monthly Interest:                                $53,488.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $578,693.83

   3.  Collateral Available Funds:                                $750,716.98

       a. Excess Spread:                                          $750,716.98

   4.  Total Excess Spread:                                     $5,271,609.73

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 1999-5 Allocable Principal
       Collections:                                           $113,573,440.70

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $98,554,000.83

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $98,554,000.83

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,551,916.68

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $101,105,917.51

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $101,105,917.51

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,271,609.73
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $204,153.33
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $79,588.89
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $242,432.08
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,912,102.08

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6205%
       b. Prior Monthly Period                                        3.5556%
       c. Second Prior Monthly Period                                 3.6823%

   2.  Three Month Average Base Rate                                  3.6195%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



VII. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                    ------------      --------------        -----------
Beginning Invested /Transferor Amount               576,199,036.81      500,000,000.00      76,199,036.81
Beginning Adjusted Invested Amount                             N/A      500,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables               9,106,576.91        7,902,284.04       1,204,292.87
Collections of Principal Receivables                113,573,440.70       98,554,000.83      15,019,439.87
Defaulted Amount                                      2,940,823.87        2,551,916.68         388,907.19

Ending Invested / Transferor Amounts                580,235,862.30      500,000,000.00      80,235,862.30


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     7.2000%             7.4000%            2.0800%
Monthly Interest Due                                  2,595,000.00          185,000.00          62,833.33          2,842,833.33
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                    2,595,000.00          185,000.00          62,833.33          2,842,833.33
Investor Default Amount                               2,207,407.93          153,115.00         191,393.75          2,551,916.68
Investor Monthly Fees Due                               720,833.33           50,000.00          62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                             5,523,241.26          388,115.00         316,727.08          6,228,083.35

Reallocated Investor Finance Charge Collections                                                                    7,902,284.04
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               9.2538%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      432,500,000.00       30,000,000.00      37,500,000.00        500,000,000.00
Interest Distributions                                2,595,000.00          185,000.00          62,833.33          2,842,833.33
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                   2,595,000.00          185,000.00          62,833.33          2,842,833.33
Ending Certificates Balance                         432,500,000.00       30,000,000.00      37,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $62,833.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $62,833.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,835,475.70

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,207,407.93
       e. Excess Spread:                                        $2,033,067.77

   2.  Class B Available Funds:                                   $474,137.04

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $289,137.04

   3.  Collateral Available Funds:                                $592,671.30

       a. Excess Spread:                                          $592,671.30

   4.  Total Excess Spread:                                     $2,914,876.11

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2000-1 Allocable Principal
       Collections:                                           $113,573,440.70

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $98,554,000.83

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $98,554,000.83

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,551,916.68

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $101,105,917.51

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $101,105,917.51

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $2,914,876.11
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $153,115.00
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $62,833.33
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $191,393.75
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,674,200.70

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      9.2538%
       b. Prior Monthly Period                                        8.4110%
       c. Second Prior Monthly Period                                 8.9605%

   2.  Three Month Average Base Rate                                  8.8751%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



VIII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations         Interest            Interest
----------------------------------                     -----------      --------------        -----------
Beginning Invested /Transferor Amount               576,199,036.81      500,000,000.00      76,199,036.81
Beginning Adjusted Invested Amount                             N/A      500,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables               9,106,576.91        7,902,284.04       1,204,292.87
Collections of Principal Receivables                113,573,440.70       98,554,000.83      15,019,439.87
Defaulted Amount                                      2,940,823.87        2,551,916.68         388,907.19

Ending Invested / Transferor Amounts                580,235,862.30      500,000,000.00      80,235,862.30


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.3450%             1.5300%            2.0800%
Monthly Interest Due                                    446,932.29           49,300.00          79,588.89            575,821.18
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      446,932.29           49,300.00          79,588.89            575,821.18
Investor Default Amount                               2,105,331.26          204,153.33         242,432.08          2,551,916.68
Investor Monthly Fees Due                               687,500.00           66,666.67          79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                             3,239,763.55          320,120.00         401,187.64          3,961,071.20

Reallocated Investor Finance Charge Collections                                                                    7,902,284.04
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5472%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      412,500,000.00       40,000,000.00      47,500,000.00        500,000,000.00
Interest Distributions                                  446,932.29           49,300.00          79,588.89            575,821.18
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     446,932.29           49,300.00          79,588.89            575,821.18
Ending Certificates Balance                         412,500,000.00       40,000,000.00      47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.08

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.08

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.23

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.23

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $79,588.89

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $79,588.89

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,519,384.34

       a. Class A Monthly Interest:                               $446,932.29
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,105,331.26
       e. Excess Spread:                                        $3,967,120.78

   2.  Class B Available Funds:                                   $632,182.72

       a. Class B Monthly Interest:                                $49,300.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $582,882.72

   3.  Collateral Available Funds:                                $750,716.98

       a. Excess Spread:                                          $750,716.98

   4.  Total Excess Spread:                                     $5,300,720.49

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2000-2 Allocable Principal
       Collections:                                           $113,573,440.70

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $98,554,000.83

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $98,554,000.83

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,551,916.68

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $101,105,917.51

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $101,105,917.51

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,300,720.49
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $204,153.33
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $79,588.89
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $242,432.08
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,941,212.85

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5472%
       b. Prior Monthly Period                                        3.4823%
       c. Second Prior Monthly Period                                 3.6091%

   2.  Three Month Average Base Rate                                  3.5462%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



IX. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest            Interest
----------------------------------                     -----------       -------------       ------------
Beginning Invested /Transferor Amount             1,152,398,073.62    1,000,000,000.00     152,398,073.62
Beginning Adjusted Invested Amount                             N/A    1,000,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              18,213,153.82       15,804,568.09       2,408,585.73
Collections of Principal Receivables                227,146,881.41      197,108,001.66      30,038,879.75
Defaulted Amount                                      5,881,647.74        5,103,833.36         777,814.37

Ending Invested / Transferor Amounts              1,160,471,724.60    1,000,000,000.00     160,471,724.60


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.3400%             1.5300%            1.9800%
Monthly Interest Due                                    890,541.67           98,600.00         151,525.00          1,140,666.67
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      890,541.67           98,600.00         151,525.00          1,140,666.67
Investor Default Amount                               4,210,662.52          408,306.67         484,864.17          5,103,833.36
Investor Monthly Fees Due                             1,375,000.00          133,333.33         158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,476,204.19          640,240.00         794,722.50          7,911,166.70

Reallocated Investor Finance Charge Collections                                                                   15,804,568.09
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5334%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      825,000,000.00       80,000,000.00      95,000,000.00      1,000,000,000.00
Interest Distributions                                  890,541.67           98,600.00         151,525.00          1,140,666.67
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     890,541.67           98,600.00         151,525.00          1,140,666.67
Ending Certificates Balance                         825,000,000.00       80,000,000.00      95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.08

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.08

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.23

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.23

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $151,525.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $151,525.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,038,768.67

       a. Class A Monthly Interest:                               $890,541.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,210,662.52
       e. Excess Spread:                                        $7,937,564.48

   2.  Class B Available Funds:                                 $1,264,365.45

       a. Class B Monthly Interest:                                $98,600.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,165,765.45

   3.  Collateral Available Funds:                              $1,501,433.97

       a. Excess Spread:                                        $1,501,433.97

   4.  Total Excess Spread:                                    $10,604,763.90

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $227,146,881.41

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $197,108,001.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $197,108,001.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,103,833.36

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $202,211,835.02

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $202,211,835.02

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $10,604,763.90
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $408,306.67
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $151,525.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $484,864.17
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,893,401.39

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5334%
       b. Prior Monthly Period                                        3.4685%
       c. Second Prior Monthly Period                                 3.5953%

   2.  Three Month Average Base Rate                                  3.5324%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



X. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------       -------------        -----------
Beginning Invested /Transferor Amount             1,396,847,057.79    1,212,122,000.00     184,725,057.79
Beginning Adjusted Invested Amount                             N/A    1,212,122,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              22,076,564.43       19,157,064.68       2,919,499.75
Collections of Principal Receivables                275,329,732.18      238,918,945.19      36,410,787.00
Defaulted Amount                                      7,129,274.62        6,186,468.70         942,805.91

Ending Invested / Transferor Amounts              1,406,633,307.77    1,212,122,000.00     194,511,307.77


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.2437%             1.4688%            2.0300%
Monthly Interest Due                                  1,001,909.72          114,731.00         188,305.51          1,304,946.23
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                    1,001,909.72          114,731.00         188,305.51          1,304,946.23
Investor Default Amount                               5,103,833.36          494,918.72         587,716.62          6,186,468.70
Investor Monthly Fees Due                             1,666,666.67          161,616.67         191,920.00          2,020,203.33
Investor Additional Amounts Due
Total Due                                             7,772,409.75          771,266.39         967,942.13          9,511,618.26

Reallocated Investor Finance Charge Collections                                                                   19,157,064.68
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.4527%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                    1,000,000,000.00       96,970,000.00     115,152,000.00      1,212,122,000.00
Interest Distributions                                1,001,909.72          114,731.00         188,305.51          1,304,946.23
Interest Deposits - Interest Funding Account         (1,001,909.72)        (114,731.00)              0.00         (1,116,640.72)
Interest Funding Account Distributions                        0.00                0.00               0.00                  0.00
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                           0.00                0.00         188,305.51            188,305.51
Ending Interest Funding Account Balance               1,001,909.72          114,731.00               0.00          1,116,640.72
Ending Certificates Balance                       1,000,000,000.00       96,970,000.00     115,152,000.00      1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.18

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.18

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $188,305.51

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $188,305.51

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$15,804,568.09

       a. Class A Monthly Interest:                             $1,001,909.72
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $5,103,833.36
       e. Excess Spread:                                        $9,698,825.00

   2.  Class B Available Funds:                                 $1,532,568.97

       a. Class B Monthly Interest:                               $114,731.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,417,837.97

   3.  Collateral Available Funds:                              $1,819,927.62

       a. Excess Spread:                                        $1,819,927.62

   4.  Total Excess Spread:                                    $12,936,590.59

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $275,329,732.18

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $238,918,945.19

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $238,918,945.19

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $6,186,468.70

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $245,105,413.89

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $245,105,413.89

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $12,936,590.59
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $494,918.72
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $188,305.51
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $587,716.62
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $9,645,446.41

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4527%
       b. Prior Monthly Period                                        3.3970%
       c. Second Prior Monthly Period                                 3.5238%

   2.  Three Month Average Base Rate                                  3.4578%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6636%
       c. Second Prior Monthly Period                                12.8342%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6990%



XI. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations         Interest             Interest
----------------------------------                     -----------      --------------        -----------
Beginning Invested /Transferor Amount               907,949,089.45      787,878,000.00     120,071,089.45
Beginning Adjusted Invested Amount                             N/A      787,878,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              14,349,743.20       12,452,071.49       1,897,671.71
Collections of Principal Receivables                178,964,030.63      155,297,058.13      23,666,972.50
Defaulted Amount                                      4,634,020.85        4,021,198.02         612,822.83

Ending Invested / Transferor Amounts                914,310,141.44      787,878,000.00     126,432,141.44


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.3200%             1.5600%            2.0300%
Monthly Interest Due                                    691,166.67           79,207.70         122,397.27            892,771.64
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      691,166.67           79,207.70         122,397.27            892,771.64
Investor Default Amount                               3,317,491.69          321,694.62         382,011.72          4,021,198.02
Investor Monthly Fees Due                             1,083,333.33          105,050.00         124,746.67          1,313,130.00
Investor Additional Amounts Due
Total Due                                             5,091,991.69          505,952.32         629,155.66          6,227,099.66

Reallocated Investor Finance Charge Collections                                                                   12,452,071.49
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5239%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      650,000,000.00       63,030,000.00      74,848,000.00        787,878,000.00
Interest Distributions                                  691,166.67           79,207.70         122,397.27            892,771.64
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     691,166.67           79,207.70         122,397.27            892,771.64
Ending Certificates Balance                         650,000,000.00       63,030,000.00      74,848,000.00        787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.06

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.26

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.26

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $122,397.27

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $122,397.27

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,272,969.26

       a. Class A Monthly Interest:                               $691,166.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,317,491.69
       e. Excess Spread:                                        $6,264,310.90

   2.  Class B Available Funds:                                   $996,161.93

       a. Class B Monthly Interest:                                $79,207.70
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $916,954.23

   3.  Collateral Available Funds:                              $1,182,940.31

       a. Excess Spread:                                        $1,182,940.31

   4.  Total Excess Spread:                                     $8,364,205.44

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $178,964,030.63

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $155,297,058.13

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $155,297,058.13

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,021,198.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $159,318,256.15

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $159,318,256.15

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $8,364,205.44
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $321,694.62
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $122,397.27
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $382,011.72
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,224,971.83

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5239%
       b. Prior Monthly Period                                        3.4590%
       c. Second Prior Monthly Period                                 3.5858%

   2.  Three Month Average Base Rate                                  3.5229%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



XII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations         Interest             Interest
----------------------------------                     -----------      --------------        -----------
Beginning Invested /Transferor Amount               864,298,555.22      750,000,000.00     114,298,555.22
Beginning Adjusted Invested Amount                             N/A      750,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              13,659,865.36       11,853,426.06       1,806,439.30
Collections of Principal Receivables                170,360,161.05      147,831,001.24      22,529,159.81
Defaulted Amount                                      4,411,235.80        3,827,875.02         583,360.78

Ending Invested / Transferor Amounts                870,353,793.45      750,000,000.00     120,353,793.45


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.3200%             1.6000%            2.1300%
Monthly Interest Due                                    657,937.50           77,333.33         122,253.13            857,523.96
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      657,937.50           77,333.33         122,253.13            857,523.96
Investor Default Amount                               3,157,996.89          306,230.00         363,648.13          3,827,875.02
Investor Monthly Fees Due                             1,031,250.00          100,000.00         118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,847,184.39          483,563.34         604,651.25          5,935,398.98

Reallocated Investor Finance Charge Collections                                                                   11,853,426.06
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5368%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      618,750,000.00       60,000,000.00      71,250,000.00        750,000,000.00
Interest Distributions                                  657,937.50           77,333.33         122,253.13            857,523.96
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     657,937.50           77,333.33         122,253.13            857,523.96
Ending Certificates Balance                         618,750,000.00       60,000,000.00      71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.06

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.29

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.29

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such \Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $122,253.12

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $122,253.13

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,779,076.50

       a. Class A Monthly Interest:                               $657,937.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,157,996.89
       e. Excess Spread:                                        $5,963,142.11

   2.  Class B Available Funds:                                   $948,274.09

       a. Class B Monthly Interest:                                $77,333.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $870,940.75

   3.  Collateral Available Funds:                              $1,126,075.48

       a. Excess Spread:                                        $1,126,075.48

   4.  Total Excess Spread:                                     $7,960,158.34

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $170,360,161.05

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $147,831,001.24

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $147,831,001.24

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,827,875.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $151,658,876.27

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $151,658,876.27

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $7,960,158.34
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $306,230.00
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $122,253.13
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $363,648.13
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,918,027.08

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5368%
       b. Prior Monthly Period                                        3.4719%
       c. Second Prior Monthly Period                                 3.5986%

   2.  Three Month Average Base Rate                                  3.5358%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



XIII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------      --------------        -----------
Beginning Invested /Transferor Amount               288,099,518.41      250,000,000.00      38,099,518.41
Beginning Adjusted Invested Amount                             N/A      250,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables               4,553,288.45        3,951,142.02         602,146.43
Collections of Principal Receivables                 56,786,720.35       49,277,000.41       7,509,719.94
Defaulted Amount                                      1,470,411.93        1,275,958.34         194,453.59

Ending Invested / Transferor Amounts                290,117,931.15      250,000,000.00      40,117,931.15


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     5.5300%             5.8300%            2.0300%
Monthly Interest Due                                    996,552.08           72,875.00          30,661.46          1,100,088.54
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      996,552.08           72,875.00          30,661.46          1,100,088.54
Investor Default Amount                               1,103,703.96           76,557.50          95,696.88          1,275,958.34
Investor Monthly Fees Due                               360,416.67           25,000.00          31,250.00            416,666.67
Investor Additional Amounts Due
Total Due                                             2,460,672.71          174,432.50         157,608.33          2,792,713.55

Reallocated Investor Finance Charge Collections                                                                    3,951,142.02
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               7.6361%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      216,250,000.00       15,000,000.00      18,750,000.00        250,000,000.00
Interest Distributions                                  996,552.08           72,875.00          30,661.46          1,100,088.54
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     996,552.08           72,875.00          30,661.46          1,100,088.54
Ending Certificates Balance                         216,250,000.00       15,000,000.00      18,750,000.00        250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $30,661.46

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $30,661.46

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,417,737.85

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,103,703.96
       e. Excess Spread:                                        $1,317,481.80

   2.  Class B Available Funds:                                   $237,068.52

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $164,193.52

   3.  Collateral Available Funds:                                $296,335.65

       a. Excess Spread:                                          $296,335.65

   4.  Total Excess Spread:                                     $1,778,010.97

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $56,786,720.35

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $49,277,000.41

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $49,277,000.41

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,275,958.34

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $50,552,958.76

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $50,552,958.76

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $1,778,010.97
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $76,557.50
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $30,661.46
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $95,696.88
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,158,428.47

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.6361%
       b. Prior Monthly Period                                        6.9446%
       c. Second Prior Monthly Period                                 7.3966%

   2.  Three Month Average Base Rate                                  7.3257%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



XIV. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations         Interest            Interest
----------------------------------                     -----------      --------------        -----------
Beginning Invested /Transferor Amount               864,298,555.22      750,000,000.00     114,298,555.22
Beginning Adjusted Invested Amount                             N/A      750,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              13,659,865.36       11,853,426.06       1,806,439.30
Collections of Principal Receivables                170,360,161.05      147,831,001.24      22,529,159.81
Defaulted Amount                                      4,411,235.80        3,827,875.02         583,360.78

Ending Invested / Transferor Amounts                870,353,793.45      750,000,000.00     120,353,793.45


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.3100%             1.5600%            2.0300%
Monthly Interest Due                                    652,953.13           75,400.00         116,513.54            844,866.67
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      652,953.13           75,400.00         116,513.54            844,866.67
Investor Default Amount                               3,157,996.89          306,230.00         363,648.13          3,827,875.02
Investor Monthly Fees Due                             1,031,250.00          100,000.00         118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,842,200.02          481,630.00         598,911.67          5,922,741.69

Reallocated Investor Finance Charge Collections                                                                   11,853,426.06
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5155%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      618,750,000.00       60,000,000.00      71,250,000.00        750,000,000.00
Interest Distributions                                  652,953.13           75,400.00         116,513.54            844,866.67
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     652,953.13           75,400.00         116,513.54            844,866.67
Ending Certificates Balance                         618,750,000.00       60,000,000.00      71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.06

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.26

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.26

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $116,513.54

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $116,513.54

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,779,076.50

       a. Class A Monthly Interest:                               $652,953.13
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,157,996.89
       e. Excess Spread:                                        $5,968,126.49

   2.  Class B Available Funds:                                   $948,274.09

       a. Class B Monthly Interest:                                $75,400.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $872,874.09

   3.  Collateral Available Funds:                              $1,126,075.48

       a. Excess Spread:                                        $1,126,075.48

   4.  Total Excess Spread:                                     $7,967,076.05

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $170,360,161.05

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $147,831,001.24

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $147,831,001.24

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,827,875.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $151,658,876.27

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $151,658,876.27

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $7,967,076.05
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $306,230.00
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $116,513.54
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $363,648.13
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,930,684.38

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5155%
       b. Prior Monthly Period                                        3.4507%
       c. Second Prior Monthly Period                                 3.5774%

   2.  Three Month Average Base Rate                                  3.5145%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



XV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------       --------------       -----------
Beginning Invested /Transferor Amount               835,488,603.38      725,000,000.00     110,488,603.38
Beginning Adjusted Invested Amount                             N/A      725,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              13,204,536.52       11,458,311.86       1,746,224.65
Collections of Principal Receivables                164,681,489.02      142,903,301.20      21,778,187.82
Defaulted Amount                                      4,264,194.61        3,700,279.19         563,915.42

Ending Invested / Transferor Amounts                841,342,000.34      725,000,000.00     116,342,000.34


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.3100%             1.5600%            2.1300%
Monthly Interest Due                                    631,188.02           72,886.67         118,178.02            822,252.71
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      631,188.02           72,886.67         118,178.02            822,252.71
Investor Default Amount                               3,052,730.33          296,022.34         351,526.52          3,700,279.19
Investor Monthly Fees Due                               996,875.00           96,666.67         114,791.67          1,208,333.33
Investor Additional Amounts Due
Total Due                                             4,680,793.35          465,575.67         584,496.21          5,730,865.23

Reallocated Investor Finance Charge Collections                                                                   11,458,311.86
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      598,125,000.00       58,000,000.00      68,875,000.00        725,000,000.00
Interest Distributions                                  631,188.02           72,886.67         118,178.02            822,252.71
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     631,188.02           72,886.67         118,178.02            822,252.71
Ending Certificates Balance                         598,125,000.00       58,000,000.00      68,875,000.00        725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.06

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.26

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.26

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $118,178.02

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $118,178.02

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,453,107.29

       a. Class A Monthly Interest:                               $631,188.02
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,052,730.33
       e. Excess Spread:                                        $5,769,188.94

   2.  Class B Available Funds:                                   $916,664.95

       a. Class B Monthly Interest:                                $72,886.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $843,778.28

   3.  Collateral Available Funds:                              $1,088,539.63

       a. Excess Spread:                                        $1,088,539.63

   4.  Total Excess Spread:                                     $7,701,506.85

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $164,681,489.02

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $142,903,301.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $142,903,301.20

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,700,279.19

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $146,603,580.39

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $146,603,580.39

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $7,701,506.85
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $296,022.34
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $118,178.02
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $351,526.52
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,727,446.63

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5252%
       b. Prior Monthly Period                                        3.4603%
       c. Second Prior Monthly Period                                 3.5870%

   2.  Three Month Average Base Rate                                  3.5242%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



XVI. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations        Interest              Interest
----------------------------------                     -----------      --------------        -----------
Beginning Invested /Transferor Amount               576,199,036.81      500,000,000.00      76,199,036.81
Beginning Adjusted Invested Amount                             N/A      500,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables               9,106,576.91        7,902,284.04       1,204,292.87
Collections of Principal Receivables                113,573,440.70       98,554,000.83      15,019,439.87
Defaulted Amount                                      2,940,823.87        2,551,916.68         388,907.19

Ending Invested / Transferor Amounts                580,235,862.30      500,000,000.00      80,235,862.30


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.3600%             1.6300%            2.2300%
Monthly Interest Due                                    451,916.67           52,522.22          85,328.47            589,767.36
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      451,916.67           52,522.22          85,328.47            589,767.36
Investor Default Amount                               2,105,331.26          204,153.33         242,432.08          2,551,916.68
Investor Monthly Fees Due                               687,500.00           66,666.67          79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                             3,244,747.93          323,342.22         406,927.22          3,975,017.38

Reallocated Investor Finance Charge Collections                                                                    7,902,284.04
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5823%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      412,500,000.00       40,000,000.00      47,500,000.00        500,000,000.00
Interest Distributions                                  451,916.67           52,522.22          85,328.47            589,767.36
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     451,916.67           52,522.22          85,328.47            589,767.36
Ending Certificates Balance                         412,500,000.00       40,000,000.00      47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.10

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.31

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.31

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $85,328.47

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $85,328.47

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,519,384.34

       a. Class A Monthly Interest:                               $451,916.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,105,331.26
       e. Excess Spread:                                        $3,962,136.41

   2.  Class B Available Funds:                                   $632,182.72

       a. Class B Monthly Interest:                                $52,522.22
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $579,660.50

   3.  Collateral Available Funds:                                $750,716.98

       a. Excess Spread:                                          $750,716.98

   4.  Total Excess Spread:                                     $5,292,513.89

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2001-5 Allocable Principal
       Collections:                                           $113,573,440.70

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $98,554,000.83

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $98,554,000.83

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,551,916.68

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $101,105,917.51

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $101,105,917.51

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,292,513.89
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $204,153.33
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $85,328.47
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $242,432.08
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,927,266.67

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5823%
       b. Prior Monthly Period                                        3.5174%
       c. Second Prior Monthly Period                                 3.6442%

   2.  Three Month Average Base Rate                                  3.5813%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



XVII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations         Interest             Interest
----------------------------------                     -----------      --------------        -----------
Beginning Invested /Transferor Amount               806,678,651.54      700,000,000.00     106,678,651.54
Beginning Adjusted Invested Amount                             N/A      700,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              12,749,207.67       11,063,197.66       1,686,010.01
Collections of Principal Receivables                159,002,816.98      137,975,601.16      21,027,215.82
Defaulted Amount                                      4,117,153.41        3,572,683.35         544,470.06

Ending Invested / Transferor Amounts                812,330,207.22      700,000,000.00     112,330,207.22


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.3000%             1.5300%            2.1300%
Monthly Interest Due                                    604,770.83           69,020.00         114,102.92            787,893.75
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      604,770.83           69,020.00         114,102.92            787,893.75
Investor Default Amount                               2,947,463.77          285,814.67         339,404.92          3,572,683.35
Investor Monthly Fees Due                               962,500.00           93,333.33         110,833.33          1,166,666.67
Investor Additional Amounts Due
Total Due                                             4,514,734.60          448,168.00         564,341.17          5,527,243.77

Reallocated Investor Finance Charge Collections                                                                   11,063,197.66
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5144%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      577,500,000.00       56,000,000.00      66,500,000.00        700,000,000.00
Interest Distributions                                  604,770.83           69,020.00         114,102.92            787,893.75
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     604,770.83           69,020.00         114,102.92            787,893.75
Ending Certificates Balance                         577,500,000.00       56,000,000.00      66,500,000.00        700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.05

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.23

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.23

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $114,102.92

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $114,102.92

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,127,138.07

       a. Class A Monthly Interest:                               $604,770.83
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,947,463.77
       e. Excess Spread:                                        $5,574,903.47

   2.  Class B Available Funds:                                   $885,055.81

       a. Class B Monthly Interest:                                $69,020.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $816,035.81

   3.  Collateral Available Funds:                              $1,051,003.78

       a. Excess Spread:                                        $1,051,003.78

   4.  Total Excess Spread:                                     $7,441,943.06

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $159,002,816.98

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $137,975,601.16

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $137,975,601.16

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,572,683.35

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $141,548,284.51

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $141,548,284.51

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $7,441,943.06
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $285,814.67
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $114,102.92
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $339,404.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,535,953.89

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5144%
       b. Prior Monthly Period                                        3.4495%
       c. Second Prior Monthly Period                                 3.5762%

   2.  Three Month Average Base Rate                                  3.5134%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



XVIII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations         Interest            Interest
----------------------------------                     -----------      --------------        -----------
Beginning Invested /Transferor Amount               749,058,747.85      650,000,000.00      99,058,747.85
Beginning Adjusted Invested Amount                             N/A      650,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              11,838,549.98       10,272,969.26       1,565,580.73
Collections of Principal Receivables                147,645,472.91      128,120,201.08      19,525,271.84
Defaulted Amount                                      3,823,071.03        3,317,491.69         505,579.34

Ending Invested / Transferor Amounts                754,306,620.99      650,000,000.00     104,306,620.99


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.3000%             1.5400%            2.1300%
Monthly Interest Due                                    561,572.92           64,508.89         105,952.71            732,034.51
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      561,572.92           64,508.89         105,952.71            732,034.51
Investor Default Amount                               2,736,930.64          265,399.33         315,161.71          3,317,491.69
Investor Monthly Fees Due                               893,750.00           86,666.67         102,916.67          1,083,333.33
Investor Additional Amounts Due
Total Due                                             4,192,253.56          416,574.89         524,031.09          5,132,859.53

Reallocated Investor Finance Charge Collections                                                                   10,272,969.26
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5152%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      536,250,000.00       52,000,000.00      61,750,000.00        650,000,000.00
Interest Distributions                                  561,572.92           64,508.89         105,952.71            732,034.51
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     561,572.92           64,508.89         105,952.71            732,034.51
Ending Certificates Balance                         536,250,000.00       52,000,000.00      61,750,000.00        650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.05

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.24

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.24

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the  Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $105,952.71

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $105,952.71

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,475,199.64

       a. Class A Monthly Interest:                               $561,572.92
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,736,930.64
       e. Excess Spread:                                        $5,176,696.08

   2.  Class B Available Funds:                                   $821,837.54

       a. Class B Monthly Interest:                                $64,508.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $757,328.65

   3.  Collateral Available Funds:                                $975,932.08

       a. Excess Spread:                                          $975,932.08

   4.  Total Excess Spread:                                     $6,909,956.81

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $147,645,472.91

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $128,120,201.08

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $128,120,201.08

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,317,491.69

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $131,437,692.76

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $131,437,692.76

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $6,909,956.81
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $265,399.33
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $105,952.71
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $315,161.71
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,140,109.72

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5152%
       b. Prior Monthly Period                                        3.4503%
       c. Second Prior Monthly Period                                 3.5771%

   2.  Three Month Average Base Rate                                  3.5142%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



XIX. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations        Interest             Interest
----------------------------------                     -----------      ---------------        -----------
Beginning Invested /Transferor Amount             1,060,206,227.73      920,000,000.00     140,206,227.73
Beginning Adjusted Invested Amount                             N/A      920,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              16,756,101.51       14,540,202.64       2,215,898.87
Collections of Principal Receivables                208,975,130.89      181,339,361.52      27,635,769.37
Defaulted Amount                                      5,411,115.92        4,695,526.69         715,589.22

Ending Invested / Transferor Amounts              1,067,633,986.63      920,000,000.00     147,633,986.63


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.2900%             1.5800%            2.2300%
Monthly Interest Due                                    788,727.50           93,676.44         157,004.39          1,039,408.33
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      788,727.50           93,676.44         157,004.39          1,039,408.33
Investor Default Amount                               3,873,809.52          375,642.14         446,075.04          4,695,526.69
Investor Monthly Fees Due                             1,265,000.00          122,666.67         145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,927,537.02          591,985.25         748,746.09          7,268,268.36

Reallocated Investor Finance Charge Collections                                                                   14,540,202.64
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5197%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      759,000,000.00       73,600,000.00      87,400,000.00        920,000,000.00
Interest Distributions                                  788,727.50           93,676.44         157,004.39          1,039,408.33
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     788,727.50           93,676.44         157,004.39          1,039,408.33
Ending Certificates Balance                         759,000,000.00       73,600,000.00      87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.04

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.04

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.27

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.27

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $157,004.39

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $157,004.39

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,995,667.18

       a. Class A Monthly Interest:                               $788,727.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,873,809.52
       e. Excess Spread:                                        $7,333,130.16

   2.  Class B Available Funds:                                 $1,163,216.21

       a. Class B Monthly Interest:                                $93,676.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,069,539.77

   3.  Collateral Available Funds:                              $1,381,319.25

       a. Excess Spread:                                        $1,381,319.25

   4.  Total Excess Spread:                                     $9,783,989.17

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2002-1 Allocable Principal
       Collections:                                           $208,975,130.89

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:         $181,339,361.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $181,339,361.52

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,695,526.69

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $186,034,888.22

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $186,034,888.22

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                           $9,783,989.17
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $375,642.14
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $157,004.39
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $446,075.04
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,271,934.28

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5197%
       b. Prior Monthly Period                                        3.4548%
       c. Second Prior Monthly Period                                 3.5816%

   2.  Three Month Average Base Rate                                  3.5187%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



XX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations         Interest            Interest
----------------------------------                     -----------      --------------        -----------
Beginning Invested /Transferor Amount             1,083,254,189.20      940,000,000.00     143,254,189.20
Beginning Adjusted Invested Amount                             N/A      940,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              17,120,364.59       14,856,294.00       2,264,070.59
Collections of Principal Receivables                213,518,068.52      185,281,521.56      28,236,546.96
Defaulted Amount                                      5,528,748.87        4,797,603.36         731,145.51

Ending Invested / Transferor Amounts              1,090,843,421.13      940,000,000.00     150,843,421.13


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.2900%             1.5700%            2.1800%
Monthly Interest Due                                    805,873.75           95,107.11         156,820.72          1,057,801.58
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      805,873.75           95,107.11         156,820.72          1,057,801.58
Investor Default Amount                               3,958,022.77          383,808.27         455,772.32          4,797,603.36
Investor Monthly Fees Due                             1,292,500.00          125,333.33         148,833.33          1,566,666.67
Investor Additional Amounts Due
Total Due                                             6,056,396.52          604,248.71         761,426.37          7,422,071.61

Reallocated Investor Finance Charge Collections                                                                   14,856,294.00
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5141%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      775,500,000.00       75,200,000.00      89,300,000.00        940,000,000.00
Interest Distributions                                  805,873.75           95,107.11         156,820.72          1,057,801.58
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     805,873.75           95,107.11         156,820.72          1,057,801.58
Ending Certificates Balance                         775,500,000.00       75,200,000.00      89,300,000.00        940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.04

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.04

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.26

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.26

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstandin
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $156,820.72

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $156,820.72

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,256,442.55

       a. Class A Monthly Interest:                               $805,873.75
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,958,022.77
       e. Excess Spread:                                        $7,492,546.03

   2.  Class B Available Funds:                                 $1,188,503.52

       a. Class B Monthly Interest:                                $95,107.11
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,093,396.41

   3.  Collateral Available Funds:                              $1,411,347.93

       a. Excess Spread:                                        $1,411,347.93

   4.  Total Excess Spread:                                     $9,997,290.37

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2002-2 Allocable Principal
       Collections:                                           $213,518,068.52

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:         $185,281,521.56

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $185,281,521.56

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,797,603.36

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $190,079,124.92

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $89,300,000.00

   2.  Required Collateral Invested Amount                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $190,079,124.92

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                           $9,997,290.37
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $383,808.27
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $156,820.72
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $455,772.32
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,434,222.39

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5141%
       b. Prior Monthly Period                                        3.4492%
       c. Second Prior Monthly Period                                 3.5759%

   2.  Three Month Average Base Rate                                  3.5131%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



XXI. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------       -------------        -----------
Beginning Invested /Transferor Amount             1,060,206,227.73      920,000,000.00     140,206,227.73
Beginning Adjusted Invested Amount                             N/A      920,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              16,756,101.51       14,540,202.64       2,215,898.87
Collections of Principal Receivables                208,975,130.89      181,339,361.52      27,635,769.37
Defaulted Amount                                      5,411,115.92        4,695,526.69         715,589.22

Ending Invested / Transferor Amounts              1,067,633,986.63      920,000,000.00     147,633,986.63


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.2900%             1.5600%            2.1800%
Monthly Interest Due                                    788,727.50           92,490.67         153,484.11          1,034,702.28
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      788,727.50           92,490.67         153,484.11          1,034,702.28
Investor Default Amount                               3,873,809.52          375,642.14         446,075.04          4,695,526.69
Investor Monthly Fees Due                             1,265,000.00          122,666.67         145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,927,537.02          590,799.47         745,225.81          7,263,562.30

Reallocated Investor Finance Charge Collections                                                                   14,540,202.64
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5132%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      759,000,000.00       73,600,000.00      87,400,000.00        920,000,000.00
Interest Distributions                                  788,727.50           92,490.67         153,484.11          1,034,702.28
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     788,727.50           92,490.67         153,484.11          1,034,702.28
Ending Certificates Balance                         759,000,000.00       73,600,000.00      87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.04

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.04

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.26

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.26

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $153,484.11

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $153,484.11

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,995,667.18

       a. Class A Monthly Interest:                               $788,727.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,873,809.52
       e. Excess Spread:                                        $7,333,130.16

   2.  Class B Available Funds:                                 $1,163,216.21

       a. Class B Monthly Interest:                                $92,490.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,070,725.54

   3.  Collateral Available Funds:                              $1,381,319.25

       a. Excess Spread:                                        $1,381,319.25

   4.  Total Excess Spread:                                     $9,785,174.95

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2002-3 Allocable Principal
       Collections:                                           $208,975,130.89

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:         $181,339,361.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $181,339,361.52

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,695,526.69

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $186,034,888.22

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $186,034,888.22

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                           $9,785,174.95
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $375,642.14
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $153,484.11
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $446,075.04
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,276,640.33

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5132%
       b. Prior Monthly Period                                        3.4484%
       c. Second Prior Monthly Period                                 3.5751%

   2.  Three Month Average Base Rate                                  3.5123%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



XXII. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------       --------------       -----------
Beginning Invested /Transferor Amount               576,199,036.81      500,000,000.00      76,199,036.81
Beginning Adjusted Invested Amount                             N/A      500,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables               9,106,576.91        7,902,284.04       1,204,292.87
Collections of Principal Receivables                113,573,440.70       98,554,000.83      15,019,439.87
Defaulted Amount                                      2,940,823.87        2,551,916.68         388,907.19

Ending Invested / Transferor Amounts                580,235,862.30      500,000,000.00      80,235,862.30


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.2200%             1.4900%            2.0300%
Monthly Interest Due                                    405,395.83           48,011.11          77,675.69            531,082.64
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      405,395.83           48,011.11          77,675.69            531,082.64
Investor Default Amount                               2,105,331.26          204,153.33         242,432.08          2,551,916.68
Investor Monthly Fees Due                               687,500.00           66,666.67          79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                             3,198,227.10          318,831.11         399,274.45          3,916,332.65

Reallocated Investor Finance Charge Collections                                                                    7,902,284.04
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.4346%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      412,500,000.00       40,000,000.00      47,500,000.00        500,000,000.00
Interest Distributions                                  405,395.83           48,011.11          77,675.69            531,082.64
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     405,395.83           48,011.11          77,675.69            531,082.64
Ending Certificates Balance                         412,500,000.00       40,000,000.00      47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $0.98

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $0.98

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.20

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.20

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $77,675.69

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $77,675.69

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,519,384.34

       a. Class A Monthly Interest:                               $405,395.83
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,105,331.26
       e. Excess Spread:                                        $4,008,657.24

   2.  Class B Available Funds:                                   $632,182.72

       a. Class B Monthly Interest:                                $48,011.11
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $584,171.61

   3.  Collateral Available Funds:                                $750,716.98

       a. Excess Spread:                                          $750,716.98

   4.  Total Excess Spread:                                     $5,343,545.84

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2002-4 Allocable Principal
       Collections:                                           $113,573,440.70

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $98,554,000.83

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $98,554,000.83

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,551,916.68

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $101,105,917.51

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $101,105,917.51

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                           $5,343,545.84
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $204,153.33
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $77,675.69
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $242,432.08
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,985,951.39

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4346%
       b. Prior Monthly Period                                        3.3697%
       c. Second Prior Monthly Period                                 3.4964%

   2.  Three Month Average Base Rate                                  3.4336%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



XXIII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------      --------------        -----------
Beginning Invested /Transferor Amount               691,438,844.17      600,000,000.00      91,438,844.17
Beginning Adjusted Invested Amount                             N/A      600,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              10,927,892.29        9,482,740.85       1,445,151.44
Collections of Principal Receivables                136,288,128.84      118,264,800.99      18,023,327.85
Defaulted Amount                                      3,528,988.64        3,062,300.02         466,688.62

Ending Invested / Transferor Amounts                696,283,034.76      600,000,000.00      96,283,034.76


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.3500%             1.6300%            2.2300%
Monthly Interest Due                                    538,312.50           63,026.67         102,394.17            703,733.33
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      538,312.50           63,026.67         102,394.17            703,733.33
Investor Default Amount                               2,526,397.51          244,984.00         290,918.50          3,062,300.02
Investor Monthly Fees Due                               825,000.00           80,000.00          95,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                             3,889,710.01          388,010.67         488,312.67          4,766,033.35

Reallocated Investor Finance Charge Collections                                                                    9,482,740.85
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5739%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      495,000,000.00       48,000,000.00      57,000,000.00        600,000,000.00
Interest Distributions                                  538,312.50           63,026.67         102,394.17            703,733.33
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     538,312.50           63,026.67         102,394.17            703,733.33
Ending Certificates Balance                         495,000,000.00       48,000,000.00      57,000,000.00        600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.09

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.09

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.31

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.31

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $102,394.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $102,394.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,823,261.20

       a. Class A Monthly Interest:                               $538,312.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,526,397.51
       e. Excess Spread:                                        $4,758,551.19

   2.  Class B Available Funds:                                   $758,619.27

       a. Class B Monthly Interest:                                $63,026.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $695,592.60

   3.  Collateral Available Funds:                                $900,860.38

       a. Excess Spread:                                          $900,860.38

   4.  Total Excess Spread:                                     $6,355,004.17

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2002-5 Allocable Principal
       Collections:                                           $136,288,128.84

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:         $118,264,800.99

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $118,264,800.99

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,062,300.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $121,327,101.01

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $57,000,000.00

   2.  Required Collateral Invested Amount                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $121,327,101.01

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                           $6,355,004.17
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $244,984.00
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $102,394.17
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $290,918.50
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,716,707.50

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5739%
       b. Prior Monthly Period                                        3.5091%
       c. Second Prior Monthly Period                                 3.6358%

   2.  Three Month Average Base Rate                                  3.5729%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



XXIV. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations         Interest            Interest
----------------------------------                     -----------      --------------        -----------
Beginning Invested /Transferor Amount               829,726,613.01      720,000,000.00     109,726,613.01
Beginning Adjusted Invested Amount                             N/A      720,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              13,113,470.75       11,379,289.02       1,734,181.73
Collections of Principal Receivables                163,545,754.61      141,917,761.19      21,627,993.42
Defaulted Amount                                      4,234,786.37        3,674,760.02         560,026.35

Ending Invested / Transferor Amounts                835,539,641.71      720,000,000.00     115,539,641.71


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.3200%             1.6300%            2.2300%
Monthly Interest Due                                    631,620.00           75,632.00         122,873.00            830,125.00
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      631,620.00           75,632.00         122,873.00            830,125.00
Investor Default Amount                               3,031,677.02          293,980.80         349,102.20          3,674,760.02
Investor Monthly Fees Due                               990,000.00           96,000.00         114,000.00          1,200,000.00
Investor Additional Amounts Due
Total Due                                             4,653,297.02          465,612.80         585,975.20          5,704,885.02

Reallocated Investor Finance Charge Collections                                                                   11,379,289.02
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5488%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      594,000,000.00       57,600,000.00      68,400,000.00        720,000,000.00
Interest Distributions                                  631,620.00           75,632.00         122,873.00            830,125.00
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     631,620.00           75,632.00         122,873.00            830,125.00
Ending Certificates Balance                         594,000,000.00       57,600,000.00      68,400,000.00        720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.06

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.31

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.31

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $122,873.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $122,873.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,387,913.44

       a. Class A Monthly Interest:                               $631,620.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,031,677.02
       e. Excess Spread:                                        $5,724,616.43

   2.  Class B Available Funds:                                   $910,343.12

       a. Class B Monthly Interest:                                $75,632.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $834,711.12

   3.  Collateral Available Funds:                              $1,081,032.46

       a. Excess Spread:                                        $1,081,032.46

   4.  Total Excess Spread:                                     $7,640,360.00

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2002-6 Allocable Principal
       Collections:                                           $163,545,754.61

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:         $141,917,761.19

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $141,917,761.19

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,674,760.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $145,592,521.21

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,400,000.00

   2.  Required Collateral Invested Amount                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $145,592,521.21

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                           $7,640,360.00
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $293,980.80
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $122,873.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $349,102.20
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,674,404.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5488%
       b. Prior Monthly Period                                        3.4840%
       c. Second Prior Monthly Period                                 3.6107%

   2.  Three Month Average Base Rate                                  3.5478%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



XXV. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations         Interest            Interest
----------------------------------                     -----------      --------------        -----------
Beginning Invested /Transferor Amount             1,060,206,227.73      920,000,000.00     140,206,227.73
Beginning Adjusted Invested Amount                             N/A      920,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              16,756,101.51       14,540,202.64       2,215,898.87
Collections of Principal Receivables                208,975,130.89      181,339,361.52      27,635,769.37
Defaulted Amount                                      5,411,115.92        4,695,526.69         715,589.22

Ending Invested / Transferor Amounts              1,067,633,986.63      920,000,000.00     147,633,986.63


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.2900%             1.5800%            2.2800%
Monthly Interest Due                                    788,727.50           93,676.44         160,524.67          1,042,928.61
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      788,727.50           93,676.44         160,524.67          1,042,928.61
Investor Default Amount                               3,873,809.52          375,642.14         446,075.04          4,695,526.69
Investor Monthly Fees Due                             1,265,000.00          122,666.67         145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,927,537.02          591,985.25         752,266.37          7,271,788.64

Reallocated Investor Finance Charge Collections                                                                   14,540,202.64
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5245%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      759,000,000.00       73,600,000.00      87,400,000.00        920,000,000.00
Interest Distributions                                  788,727.50           93,676.44         160,524.67          1,042,928.61
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     788,727.50           93,676.44         160,524.67          1,042,928.61
Ending Certificates Balance                         759,000,000.00       73,600,000.00      87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.04

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.04

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.27

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.27

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $160,524.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $160,524.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,995,667.18

       a. Class A Monthly Interest:                               $788,727.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,873,809.52
       e. Excess Spread:                                        $7,333,130.16

   2.  Class B Available Funds:                                 $1,163,216.21

       a. Class B Monthly Interest:                                $93,676.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,069,539.77

   3.  Collateral Available Funds:                              $1,381,319.25

       a. Excess Spread:                                        $1,381,319.25

   4.  Total Excess Spread:                                     $9,783,989.17

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2003-1 Allocable Principal
       Collections:                                           $208,975,130.89

   3.  Principal Allocation Percentage of
       Series 2003-1 Allocable Principal Collections:         $181,339,361.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $181,339,361.52

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,695,526.69

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $186,034,888.22

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $186,034,888.22

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

   1.  Excess Spread:                                           $9,783,989.17
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $375,642.14
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $160,524.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $446,075.04
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,268,414.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5245%
       b. Prior Monthly Period                                        3.4596%
       c. Second Prior Monthly Period                                 3.5864%

   2.  Three Month Average Base Rate                                  3.5235%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



XXVI. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations         Interest             Interest
----------------------------------                     -----------      --------------        -----------
Beginning Invested /Transferor Amount             1,267,637,880.98    1,100,000,000.00     167,637,880.98
Beginning Adjusted Invested Amount                             N/A    1,100,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              20,034,469.20       17,385,024.90       2,649,444.30
Collections of Principal Receivables                249,861,569.55      216,818,801.82      33,042,767.72
Defaulted Amount                                      6,469,812.51        5,614,216.70         855,595.81

Ending Invested / Transferor Amounts              1,276,518,897.06    1,100,000,000.00     176,518,897.06


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.2900%             1.5500%            2.3300%
Monthly Interest Due                                    943,043.75          109,877.78         196,140.69          1,249,062.22
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      943,043.75          109,877.78         196,140.69          1,249,062.22
Investor Default Amount                               4,631,728.78          449,137.34         533,350.59          5,614,216.70
Investor Monthly Fees Due                             1,512,500.00          146,666.67         174,166.67          1,833,333.33
Investor Additional Amounts Due
Total Due                                             7,087,272.53          705,681.78         903,657.95          8,696,612.25

Reallocated Investor Finance Charge Collections                                                                   17,385,024.90
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5269%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B           Interest                 Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      907,500,000.00       88,000,000.00     104,500,000.00      1,100,000,000.00
Interest Distributions                                  943,043.75          109,877.78         196,140.69          1,249,062.22
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     943,043.75          109,877.78         196,140.69          1,249,062.22
Ending Certificates Balance                         907,500,000.00       88,000,000.00     104,500,000.00      1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.04

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.04

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.25

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.25

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $196,140.69

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $196,140.69

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,342,645.54

       a. Class A Monthly Interest:                               $943,043.75
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,631,728.78
       e. Excess Spread:                                        $8,767,873.01

   2.  Class B Available Funds:                                 $1,390,801.99

       a. Class B Monthly Interest:                               $109,877.78
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,280,924.21

   3.  Collateral Available Funds:                              $1,651,577.37

       a. Excess Spread:                                        $1,651,577.37

   4.  Total Excess Spread:                                    $11,700,374.59

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2003-2 Allocable Principal
       Collections:                                           $249,861,569.55

   3.  Principal Allocation Percentage of
       Series 2003-2 Allocable Principal Collections:         $216,818,801.82

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $216,818,801.82

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,614,216.70

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $222,433,018.52

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $104,500,000.00

   2.  Required Collateral Invested Amount                    $104,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $222,433,018.52

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

   1.  Excess Spread:                                          $11,700,374.59
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $449,137.34
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $196,140.69
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $533,350.59
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,688,412.64

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5269%
       b. Prior Monthly Period                                        3.4620%
       c. Second Prior Monthly Period                                 3.5786%

   2.  Three Month Average Base Rate                                  3.5225%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                12.8330%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6978%



XXVII. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series       Total  Investor        Transferors
A. Investor/Transferor Allocations                     Allocations         Interest            Interest
----------------------------------                     -----------     ---------------        -----------
Beginning Invested /Transferor Amount               864,298,555.22      750,000,000.00     114,298,555.22
Beginning Adjusted Invested Amount                             N/A      750,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              13,659,865.36       11,853,426.06       1,806,439.30
Collections of Principal Receivables                170,360,161.05      147,831,001.24      22,529,159.81
Defaulted Amount                                      4,411,235.80        3,827,875.02         583,360.78

Ending Invested / Transferor Amounts                870,353,793.45      750,000,000.00     120,353,793.45


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.2900%             1.5300%            2.3000%
Monthly Interest Due                                    642,984.38           73,950.00         132,010.42            848,944.79
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      642,984.38           73,950.00         132,010.42            848,944.79
Investor Default Amount                               3,157,996.89          306,230.00         363,648.13          3,827,875.02
Investor Monthly Fees Due                             1,031,250.00          100,000.00         118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,832,231.27          480,180.00         614,408.54          5,926,819.81

Reallocated Investor Finance Charge Collections                                                                   11,853,426.06
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               3.5224%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B           Interest                 Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      618,750,000.00       60,000,000.00      71,250,000.00        750,000,000.00
Interest Distributions                                  642,984.38           73,950.00         132,010.42            848,944.79
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     642,984.38           73,950.00         132,010.42            848,944.79
Ending Certificates Balance                         618,750,000.00       60,000,000.00      71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.04

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.04

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.23

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.23

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $132,010.42

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $132,010.42

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,779,076.50

       a. Class A Monthly Interest:                               $642,984.38
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,157,996.89
       e. Excess Spread:                                        $5,978,095.24

   2.  Class B Available Funds:                                   $948,274.09

       a. Class B Monthly Interest:                                $73,950.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $874,324.09

   3.  Collateral Available Funds:                              $1,126,075.48

       a. Excess Spread:                                        $1,126,075.48

   4.  Total Excess Spread:                                     $7,978,494.80

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2003-3 Allocable Principal
       Collections:                                           $170,360,161.05

   3.  Principal Allocation Percentage of
       Series 2003-3 Allocable Principal Collections:         $147,831,001.24

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $147,831,001.24

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,827,875.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $151,658,876.27

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $151,658,876.27

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

   1.  Excess Spread:                                           $7,978,494.80
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $306,230.00
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $132,010.42
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $363,648.13
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,926,606.25

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5224%
       b. Prior Monthly Period                                        3.4575%
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                       12.6612%
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A



XXVIII. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series        Total  Investor        Transferors
A. Investor/Transferor Allocations                     Allocations         Interest            Interest
----------------------------------                     -----------     ---------------        -----------
Beginning Invested /Transferor Amount               783,630,690.06      680,000,000.00     103,630,690.06
Beginning Adjusted Invested Amount                             N/A      680,000,000.00                N/A
Floating Allocation Percentage                                 N/A            86.7756%           13.2244%
Principal Allocation Percentage                                N/A            86.7756%           13.2244%
Collections of Finance Chg. Receivables              12,384,944.60       10,747,106.30       1,637,838.30
Collections of Principal Receivables                154,459,879.36      134,033,441.13      20,426,438.23
Defaulted Amount                                      3,999,520.46        3,470,606.69         528,913.77

Ending Invested / Transferor Amounts                789,120,772.73      680,000,000.00     109,120,772.73


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest                  Total
--------------------------------------                     -------             -------         ----------                 -----

Principal Funding Account                                     0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                  0.00
Reserve Draw Amount                                           0.00                0.00               0.00                  0.00
Available Reserve Account Amount                              0.00                0.00               0.00                  0.00
Reserve Account Surplus                                       0.00                0.00               0.00                  0.00

Coupon  June 16, 2003 to July 14, 2003                     1.6900%             1.9000%            2.0075%
Monthly Interest Due                                    745,543.50           58,140.00          76,786.88            880,470.38
Outstanding Monthly Interest Due                              0.00                0.00               0.00                  0.00
Additional Interest Due                                       0.00                0.00               0.00                  0.00
Total Interest Due                                      745,543.50           58,140.00          76,786.88            880,470.38
Investor Default Amount                               3,002,074.78          208,236.40         260,295.50          3,470,606.69
Investor Monthly Fees Due                               980,333.33           68,000.00          85,000.00          1,133,333.33
Investor Additional Amounts Due
Total Due                                             4,727,951.62          334,376.40         422,082.38          5,484,410.39

Reallocated Investor Finance Charge Collections                                                                   10,747,106.30
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.5993%
Base Rate                                                                                                               4.0035%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                      588,200,000.00       40,800,000.00      51,000,000.00        680,000,000.00
Interest Distributions                                  745,543.50           58,140.00          76,786.88            880,470.38
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00                  0.00
Principal Distributions                                       0.00                0.00               0.00                  0.00
Total Distributions                                     745,543.50           58,140.00          76,786.88            880,470.38
Ending Certificates Balance                         588,200,000.00       40,800,000.00      51,000,000.00        680,000,000.00






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


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.27

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.27

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.43

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.43

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00


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


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $76,786.87

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $76,786.88

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00


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


J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,296,246.95

       a. Class A Monthly Interest:                               $745,543.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,002,074.78
       e. Excess Spread:                                        $5,548,628.66

   2.  Class B Available Funds:                                   $644,826.38

       a. Class B Monthly Interest:                                $58,140.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $586,686.38

   3.  Collateral Available Funds:                                $806,032.97

       a. Excess Spread:                                          $806,032.97

   4.  Total Excess Spread:                                     $6,941,348.01

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              86.7756%

   2.  Series 2003-4 Allocable Principal
       Collections:                                           $154,459,879.36

   3.  Principal Allocation Percentage of
       Series 2003-4 Allocable Principal Collections:         $134,033,441.13

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $134,033,441.13

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,470,606.69

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $137,504,047.81

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $51,000,000.00

   2.  Required Collateral Invested Amount                     $51,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $137,504,047.81

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

   1.  Excess Spread:                                           $6,941,348.01
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $208,236.40

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $76,786.88
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,133,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $260,295.50
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,262,695.90

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0035%
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.5993%
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A


                                     - 140 -